Affiliated Transactions Report

John Hancock Variable Insurance Trust

Core Bond Trust

For the Quarter Ended June 30, 2012

Prepared by:

Wells Capital Management, Inc.

John Hancock Trust
Core Bond Trust
Managed by Wells Capital Management, Inc.
Quarter Ended June 30, 2012

17a-7 Transactions

Cusip	Security	Par	Counter-party	Date	Buy/ Sell	Execution Price	Closing Price	Net Proceeds
None to Report								

17e-1 Transactions

Cusip	Security	Par	Date	Buy/ Sell	Execution Price	Closing Price	Commissions Paid
None to Report							

10f-3 Transactions

Cusip	Security	Par		Date	Buy/ Sell	Execution Price	Underwriting Spread	Total Price Paid
037411BA2	Apache Corporation 4.75% 4/43	1,990,000		4/3/2012	Buy	99.725	0.875%	$1,984,527.50
416518AB4	The Hartford Financial Services Group, Inc 5.125 4/15/23	2,490,000		4/2/2012	Buy	99.456	0.650%	$2,476,454.40
416518AC2	The Hartford Financial Services Group, Inc 6.625 4/15/42	1,495,000		4/2/2012	Buy	99.893	0.875%	$1,493,400.35
694308GZ4	Pacific Gas and Electric Company 4.45 4/15/42	695,000		4/11/2012	Buy	99.491	0.875%	$691,462.45
92276MAY1	Ventas Realty LP/Capital Corporation 4% 4/30/19	1,980,000		4/12/2012	Buy	99.489	0.625%	$1,969,882.20
053332AM4	AZO 3.7% 4/15/22	1,540,000		4/17/2012	Buy	99.984	0.650%	$1,539,753.60
46634SAC9	JPMCC 2012-C6 A3 3.51% 5/15/45 *	2,473,000		4/18/2012	Buy	102.500		$2,540,836.11
46634SAB1	JPMCC 2012-C6 A2 2.21% 5/15/45 *	1,978,000		4/18/2012	Buy	101.500		$2,010,699.91
681919AZ9	OMNICOM GROUP 3.625% 5/1/22	3,080,000		4/18/2012	Buy	99.567	0.650%	$3,066,663.60
00817YAJ7	Aetna Inc 4.5 05/15/42	1,225,000		5/1/2012	Buy	95.774	0.875%	$1,173,231.50
00817YAK4	Aetna Inc 1.75 05/15/17	1,225,000		5/1/2012	Buy	99.34	0.600%	$1,216,915.00
53079EAW4	Liberty Mutual Group Inc 4.95 05/01/22	1,105,000	144A	5/1/2012	Buy	99.689	0.650%	$1,101,563.45
53079EAZ7	Liberty Mutual Group Inc 6.5 05/01/42	1,655,000	144A	5/1/2012	Buy	99.765	0.875%	$1,651,110.75
94973VAY3	Wellpoint Inc 4.625 05/15/42	2,045,000		5/2/2012	Buy	99.292	0.875%	$2,030,521.40
94973VAX5	Wellpoint Inc 3.125 05/15/22	4,600,000		5/2/2012	Buy	99.488	0.650%	$4,576,448.00
25179MAM5	Devon Energy Corp 1.875 05/15/17	2,760,000		5/7/2012	Buy	99.753	0.600%	$2,753,182.80
084664BS9	Berkshire Hathaway Fin 1.6 05/15/17	2,760,000		5/8/2012	Buy	99.923	0.325%	$2,757,874.80
084664BU4	Bershire Hathaway Fin 4.4 05/15/42	1,105,000		5/8/2012	Buy	98.719	0.750%	$1,090,844.95
25470DAG4	Discovery Communications 4.95 05/15/42	1,030,000		5/10/2012	Buy	99.228	0.875%	$1,022,048.40
144141DBI	Progress Energy Carolina 4.1 05/15/42	1,540,000		5/15/2012	Buy	99.504	0.875%	$1,532,361.60
50076QAC0	Kraft Foods Group Inc 5 06/04/42	2,495,000	144A	5/30/2012	Buy	99.293	0.100%	$2,477,360.35
50076QAA4	Kraft Foods Group Inc 2.25 06/05/17	2,200,000	144A	5/30/2012	Buy	99.817	0.060%	$2,195,974.00
50076QAF3	Kraft Foods Group Inc 3.5 06/06/22	2,000,000	144A	5/30/2012	Buy	99.1	0.080%	$1,982,000.00

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Citigroup Global Markets Inc
Goldman Sachs & Co	JP Morgan Securities
BofA Merrill Lynch	Royal Bank of Scotland
UBS Investment Bank	Wells Fargo Securities

Co-Manager(s)	Mizuho Securities
Societe Generale	Standard Chartered Bank
TD Securities

(2) Names of Issuers: Apache Corporation

(3) Title of Securities: APA 4.75 4/43

(4) Date of First Offering: 4/03/12

(5) Amount of Total Offering: $1,500,000,000

(6) Unit Price of Offering: $99.725

Comparable Securities
1) Diamond Offshore Drilling, C#25271CAL6
2) Noble Holding International, C#65504LAK3
3) Devon Energy Corporation, C#25179MAL7

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 58

(9) Trade Date: 4/03/12

(10) Portfolio Assets on Trade Date: $1,755,509,826.42

(11) Price Paid per Unit: $99.725

(12) Total Price Paid by Portfolio:

1,990,000 bonds @ $99.725 = $1,984,527.50

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

35,000,000 bonds @ $99.725 = $34,903,750

1

(14) % of Portfolio Assets Applied to Purchase

0.113%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

58 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	4/3/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	JP Morgan Securities LLC
US Bancorp Investments, Inc.	Wells Fargo Securities, LLC

Co-Manager(s)	Barclays Capital
Merrill Lynch Pierce Fenner & Smith Inc.	SunTrust Robinson Humphrey, Inc.
Deutsche Bank Securities, Inc.	Fifth Third Securities, Inc.
KeyBanc Capital Markets, Inc.	Mitsubishi UFJ Securities USA, Inc.
Mizuho Securities USA, Inc.	Morgan Keegan & company, Inc.
PNC Capital Markets LLC

(2) Names of Issuers: Autozone, Inc.

(3) Title of Securities: AZO 3.7 4/15/22

(4) Date of First Offering: 4/17/12

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.984

Comparable Securities
1) Target Corporation, C#87612EAZ9
2) Lowe’s Companies, C#548661CT2
3) Wal-Mart Stores, C#931142DD2

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8) Years of Issuer’s Operations: 33

(9) Trade Date: 4/17//12

(10) Portfolio Assets on Trade Date: $1,765,873,159.67

(11) Price Paid per Unit: $99.984

(12) Total Price Paid by Portfolio: 1,540,000 bonds @ $99.984 = $1,539,753.60

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

15,000,000 bonds @ $99.984 = $14,997,600.00

1

(14) % of Portfolio Assets Applied to Purchase

0.087%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

33 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	4/17/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Barclays Capital
BofA Merrill Lynch	Citigroup Global Markets Inc
Deutsche Bank Securities Inc	Goldman Sachs & Co
JP Morgan Securities

Senior Co-Manager(s)	Credit Suisse Securities USA
UBS Securities LLC	US Bancorp Investments Inc
Wells Fargo Securities LLC

Junior Co-Manager(s)	BB&T Capital Markets
BNY Mellon Capital Markets LLC	Lloyds Securities Inc
PNC Capital Markets	RBS Securities Inc
SMBC Nikko Capital Markets Ltd	Williams Capital Group LP

(2) Names of Issuers: The Hartford Financial Services Group, Inc.

(3) Title of Securities: HIG 5.125 4/15/22

(4) Date of First Offering: 4/02/12

(5) Amount of Total Offering: $800,000,000

(6) Unit Price of Offering: $99.456

Comparable Securities
1) MetLife, Inc., C#59156RAX6
2) Lincoln National Corporation, C#534187BC2
3) W. R. Berkley Corporation, C#084423AS1

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8) Years of Issuer’s Operations: 202

(9) Trade Date: 4/02/12

(10) Portfolio Assets on Trade Date: $1,762,309,244.53

(11) Price Paid per Unit: $99.456

(12) Total Price Paid by Portfolio: 2,490,000 bonds @ $99.456 = $2,476,454.40

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

42,000,000 bonds @ $99.456 = $41,771,520

(14) % of Portfolio Assets Applied to Purchase

0.141%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

202 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	4/2/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Barclays Capital
BofA Merrill Lynch	Citigroup Global Markets Inc
Deutsche Bank Securities Inc	Goldman Sachs & Co
JP Morgan Securities

Senior Co-Manager(s)	Credit Suisse Securities USA
UBS Securities LLC	US Bancorp Investments Inc
Wells Fargo Securities LLC

Junior Co-Manager(s)	BB&T Capital Markets
BNY Mellon Capital Markets LLC	Lloyds Securities Inc
PNC Capital Markets	RBS Securities Inc
SMBC Nikko Capital Markets Ltd	Williams Capital Group LP

(2) Names of Issuers: The Hartford Financial Services Group, Inc.

(3) Title of Securities: HIG 6.625 4/15/42

(4) Date of First Offering: 4/02/12

(5) Amount of Total Offering: $425,000,000

(6) Unit Price of Offering: $99.893

Comparable Securities
1) MetLife, Inc., C#59156RAM0
2) Lincoln National Corporation, C#534187AW9
3) Protective Life Corporation, C#743674AY9

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 202

(9) Trade Date: 4/02/12

(10) Portfolio Assets on Trade Date: $1,762,309,244.53

(11) Price Paid per Unit: $99.893

(12) Total Price Paid by Portfolio: 1,495,000 bonds @ $99.893 = $1,493,400.35

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

21,000,000 bonds @ $99.893 = $20,976,900

(14) % of Portfolio Assets Applied to Purchase

0.085%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

202 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	4/2/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
JP Morgan Securities Inc.

Co-Manager(s)
Goldman Sachs & Co	Ladder Capital Securities
Wells Fargo Securities Inc.

(2) Names of Issuers: JP Morgan Chase Commercial Mortgage Sec Corp

(3) Title of Securities: JPMCC 2012-C6 A2

(4) Date of First Offering: 04/18/12

(5) Amount of Total Offering: $145,182,000

(6) Unit Price of Offering: $101.5

Comparable Securities
1) Discover Card – C#254683AQ8
2) Discover Card – C#254683AR6
3) American Express – C#02581JFX3

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer $50,000.

(8) Years of Issuer’s Operations: 12

(9) Trade Date: 4/18/12

(10) Portfolio Assets on Trade Date: $1,767,460,958.20

(11) Price Paid per Unit: $101.5

(12) Total Price Paid by Portfolio:

1,978,000 bonds @ $101.5 = $2,010,699.91

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000 bonds @ $101.5 = $20,330,636.11

1

(14) % of Portfolio Assets Applied to Purchase

0.114%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

12 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	4/18/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
JP Morgan Securities Inc.

Co-Manager(s)
Goldman Sachs & Co	Ladder Capital Securities
Wells Fargo Securities Inc.

(2) Names of Issuers: JP Morgan Chase Commercial Mortgage Sec Corp

(3) Title of Securities: JPMCC 2012-C6 A3

(4) Date of First Offering: 04/18/12

(5) Amount of Total Offering: $491,685,000

(6) Unit Price of Offering: $102.4995

Comparable Securities
1) Discover Card – C#254683AQ8
2) Discover Card – C#254683AR6
3) American Express – C#02581JFX3

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer $50,000.

(8) Years of Issuer’s Operations: 12

(9) Trade Date: 4/18/12

(10) Portfolio Assets on Trade Date: $1,767,460,958.20

(11) Price Paid per Unit: $102.4995

(12) Total Price Paid by Portfolio:

2,473,000 bonds @ $102.4995 = $2,540,836.11

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

25,000,000 bonds @ $102.4995 = $25,685,767.36

1

(14) % of Portfolio Assets Applied to Purchase

0.144%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

12 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	4/18/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Citigroup	HSBC
J.P. Morgan	Wells Fargo Securities

Co-Manager(s)	ANZ Securities
Banca IMI	Barclays Capital
BNP Paribas Securities Corp	Danske Markets
Deutsche Bank Securities Inc	ING Financial Markets
Mitsubishi UFJ Securities USA I	Mizuho Securities USA Inc
Moelis & Co	SMBC Nikko Capital Markets Ltd
US Bancorp Investments Inc	Williams Capital Group LP

(2) Names of Issuers: Omnicom Group

(3) Title of Securities: OMC 3.625 5/01/22

(4) Date of First Offering: 4/18/12

(5) Amount of Total Offering: $750,000,000

(6) Unit Price of Offering: $99.567

Comparable Securities
1) Google, C#38259PAB8
2) EBay C#278642AC7
3) Time Warner, C#887317AN5

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8) Years of Issuer’s Operations: 26

(9) Trade Date: 4/18//12

(10) Portfolio Assets on Trade Date: $1,767,460,958.20

(11) Price Paid per Unit: $99.567

(12) Total Price Paid by Portfolio:

3,080,000 bonds @ $99.567 = $3,066,663.60

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

33,000,000 bonds @ $99.567 = $32,857,110

(14) % of Portfolio Assets Applied to Purchase

0.174%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

26 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	4/18/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Goldman Sachs & Co
J.P. Morgan Securities	Loop Capital Markets
Wells Fargo Securities

Co-Manager(s)	BNY Mellon Capital Markets, LLC
MFR Securities, Inc.	Mischler Financial Group, Inc.
RBC Capital Markets LLC

(2) Names of Issuers: Pacific Gas and Electric Company

(3) Title of Securities: PCG 4.45 4/15/42

(4) Date of First Offering: 4/11/12

(5) Amount of Total Offering: $400,000,000

(6) Unit Price of Offering: $99.491

Comparable Securities
1) Southern California Edison, C#842400FQ1
2) Pacificorp, C#695114CN6
3) Westar Energy, C#95709TAH3

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 107

(9) Trade Date: 4/11/12

(10) Portfolio Assets on Trade Date: $1,766,138,603.89

(11) Price Paid per Unit: $99.491

(12) Total Price Paid by Portfolio:

695,000 bonds @ $99.491 = $691,462.45

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

7,000,000 bonds @ $99.491 = $6,964,370.00

1

(14) % of Portfolio Assets Applied to Purchase

0.039%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

107 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	4/11/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Credit Agricole Securities USA	UBS Securities LLC

Co-Manager(s)	JP Morgan Securities
KeyBanc Capital Markets	TD Securities USA LLC
Wells Fargo Securities LLC	Barclays Capital
Fifth Third Securities, Inc.	Goldman Sachs & Co.
Huntington Investment Co.	Morgan Stanley
PNC Capital Markets LLC	RBC Capital Markets
RBS	SMBC Nikko

(2) Names of Issuers: Ventas Realty LP/Capital Corporation

(3) Title of Securities: VTR 4 4/30/19

(4) Date of First Offering: 4/12/12

(5) Amount of Total Offering: $600,000,000

(6) Unit Price of Offering: $99.489

Comparable Securities
1) DDR Corporation, C#251591AY9
2) Weyerhaeuser Co., C#962166BV5
3) SL Green Realty Corporation, C#75625AAC8

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8) Years of Issuer’s Operations: 11

(9) Trade Date: 4/12//12

(10) Portfolio Assets on Trade Date: $1,766,069,887.01

(11) Price Paid per Unit: $99.489

(12) Total Price Paid by Portfolio:

1,980,000 bonds @ $99.489 = $1,969,882.20

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000 bonds @ $99.489 = $19,897,800.00

(14) % of Portfolio Assets Applied to Purchase

0.112%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

11 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	4/12/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Goldman, Sachs & Co.	J.P. Morgan
Wells Fargo Securities

Co-Manager(s)

(2) Names of Issuers: Berkshire Hathaway, Inc.

(3) Title of Securities: BRK 1.6% 5/15/17

(4) Date of First Offering: 5/082/12

(5) Amount of Total Offering: $750,000,000

(6) Unit Price of Offering: $99.923

Comparable Securities
1) Swiss Re Solutions, C#36158FAB6
2) Renre North America, C#759891AA2
3) Partnerre Finance, C#70212FAA1

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8) Years of Issuer’s Operations: 173

(9) Trade Date: 5/08/12

(10) Portfolio Assets on Trade Date: $1,777,870,201.01

(11) Price Paid per Unit: $99.923

(12) Total Price Paid by Portfolio:

2,760,000 bonds @ $99.923 = $2,757,874.80

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

25,000,000 bonds @ $99.923 = $24,980,750.00

(14) % of Portfolio Assets Applied to Purchase

0.155%

1

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

173 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	5/8/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Barclays Capital
BofA Merrill Lynch	Citigroup Global Markets Inc
Credit Suisse Securities USA LL

Co-Manager(s)	BNY Mellon Capital Markets, LLC
Fifth Third Securities, Inc.	Goldman Sachs & Co
HSBC	JP Morgan Securities
Mitsubishi UFJ Securities	Morgan Stanley
PNC Capital Markets LLC	RBS
SunTrust Robinson Humphrey	UBS Investment Bank
US Bancorp	Wells Fargo Securities

(2) Names of Issuers: Aetna, Inc.

(3) Title of Securities: AET 1.75% 5/15/17

(4) Date of First Offering: 5/01/12

(5) Amount of Total Offering: $250,000,000

(6) Unit Price of Offering: $99.34

Comparable Securities
1) Cigna Corporation, C#125509BJ7
2) Quest Diagnostic, Inc., C#74834LAR1
3) Lab Corp. of America Holdings, C#50540RAH5

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8) Years of Issuer’s Operations: 159

(9) Trade Date: 5/01//12

(10) Portfolio Assets on Trade Date: $1,771,656,816.08

(11) Price Paid per Unit: $99.34

(12) Total Price Paid by Portfolio:

1,225,000 bonds @ $99.34 = $1,216,915.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

16,000,000 bonds @ $99.34 = $15,894,400

(14) % of Portfolio Assets Applied to Purchase

0.069%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

159 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	5/1/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Barclays Capital
BofA Merrill Lynch	Citigroup Global Markets Inc
Credit Suisse Securities USA LL

Co-Manager(s)	BNY Mellon Capital Markets, LLC
Fifth Third Securities, Inc.	Goldman Sachs & Co
HSBC	JP Morgan Securities
Mitsubishi UFJ Securities	Morgan Stanley
PNC Capital Markets LLC	RBS
SunTrust Robinson Humphrey	UBS Investment Bank
US Bancorp	Wells Fargo Securities

(2) Names of Issuers: Aetna, Inc.

(3) Title of Securities: AET 4.5% 5/15/42

(4) Date of First Offering: 5/01/12

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $95.774

Comparable Securities
1) Cigna Corporation, C#125509BT5
2) Quest Diagnostic, Inc., C#74834LAQ3
3) UnitedHealth Group, C#91324PBW1

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 159

(9) Trade Date: 5/01/12

(10) Portfolio Assets on Trade Date: $1,771,656,816.08

(11) Price Paid per Unit: $95.774

(12) Total Price Paid by Portfolio:

1,225,000 bonds @ $95.774 = $1,173,231.50

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000 bonds @ $95.774 = $19,154,800

(14) % of Portfolio Assets Applied to Purchase

0.066%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

159 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	5/1/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Goldman, Sachs & Co.	J.P. Morgan
Wells Fargo Securities

Co-Manager(s)

(2) Names of Issuers: Berkshire Hathaway

(3) Title of Securities: BRK 4.4% 5/15/42

(4) Date of First Offering: 5/08/12

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $98.719

Comparable Securities
1) MetLife, C#59156RAY4
2) Prudential, C#74432QBU8
3) AIG, C#026874BE6

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).

(8) Years of Issuer’s Operations: 173

(9) Trade Date: 5/08/12

(10) Portfolio Assets on Trade Date: $1,777,870,201.01

(11) Price Paid per Unit: $98.719

(12) Total Price Paid by Portfolio:

1,105,000 bonds @ $98.719 = $1,090,844.95

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

15,000,000 bonds @ $98.719 = $14,807,850

(14) % of Portfolio Assets Applied to Purchase

0.061%

1

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

173 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	5/8/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Citigroup Global Markets Inc	Deutsche Bank Securities Inc
J.P. Morgan	Morgan Stanley
Wells Fargo Securities

Co-Manager	BNY Mellon Capital Markets, LLC
Mitsubishi UFJ Securities	RBS Securities Inc
SunTrust Robinson Humphrey	TD Securities
US Bancorp

(2) Names of Issuers: Boston Properties LP

(3) Title of Securities: BXP 3.85 02/01/23

(4) Date of First Offering: 5/31/12

(5) Amount of Total Offering: $1,000,000,000

(6) Unit Price of Offering: $99.779

Comparable Securities
1) Camden Property Trust, C#133131AS1
2) Simon Property Group, C#828807CG0
3) Avalonbay Communities, C#05348EAP4

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8) Years of Issuer’s Operations: 42

(9) Trade Date: 5/31/12

(10) Portfolio Assets on Trade Date: $1,734,526,915.07

(11) Price Paid per Unit: $99.779

(12) Total Price Paid by Portfolio:

3,025,000 bonds @ $99.779 = $3,018,314.75

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

30,000,000 bonds @ $99.779 = $30,931,490

(14) % of Portfolio Assets Applied to Purchase

0.174%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

42 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	5/31/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Citigroup	J.P. Morgan
Credit Suisse	RBS

Co-Manager	BNP Paribas
Credit Agricole CIB	Goldman Sachs & Co.
Morgan Stanley	RBC Capital Markets
Scotiabank	SunTrust Robinson Humphrey
Wells Fargo Securities

(2) Names of Issuers: Discovery Communications

(3) Title of Securities: DISCA 4.95 5/15/42

(4) Date of First Offering: 5/10/12

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.228

Comparable Securities
1) CBS Corporation, C#124857AJ2
2) Viacom, C#92553PAL6
3) Time Warner, C#887317AP0

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 40

(9) Trade Date: 5/10/12

(10) Portfolio Assets on Trade Date: $1,771,196,839.59

(11) Price Paid per Unit: $99.228

(12) Total Price Paid by Portfolio:

1,030,000 bonds @ $99.228 = $1,022,048.40

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

15,000,000 bonds @ $99.228 = $14,884,200

(14) % of Portfolio Assets Applied to Purchase

0.058%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

40 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	5/10/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Barclays Capital
Goldman Sachs & Co	Morgan Stanley & Co Inc
RBC Capital Markets	RBS Securities Inc
UBS Securities LLC

Co-Manager(s)	BMO Capital Markets Corp
Citigroup Global Markets Inc.	Credit Suisse Securities USA LLC
Deutsche Bank Securities Inc.	JP Morgan Securities
Merrill Lynch Pierce Fenner & Sm	Mitsubishi UFJ Securities USA Inc.
Nomura Securities International	Scotia Capital USA Inc.
SG Americas Securities LLC	US Bancorp Investments, Inc.
Wells Fargo Securities LLC

(2) Names of Issuers: Devon Energy Corporation

(3) Title of Securities: DVN 1.875% 5/15/17

(4) Date of First Offering: 5/07/12

(5) Amount of Total Offering: $750,000,000

(6) Unit Price of Offering: $99.753

Comparable Securities
1) Apache Corporation, C#037411BB0
2) EOG Resources, C#26875PAH4
3) Diamond Offshore Drill, C#25271CAK8

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8) Years of Issuer’s Operations: 41

(9) Trade Date: 5/07/12

(10) Portfolio Assets on Trade Date: $1,776,874,525.66

(11) Price Paid per Unit: $99.753

(12) Total Price Paid by Portfolio:

2,760,000 bonds @ $99.753 = $2,753,182.80

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

27,500,000 bonds @ $99.753 = $27,432,075

(14) % of Portfolio Assets Applied to Purchase

0.155%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

41 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	5/7/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Barclays Capital Inc.
Citigroup Global Markets Inc.	Goldman, Sachs & Co.
J.P. Morgan Securities LLC	RBS Securities Inc.
Credit Suisse Securities (USA) LLC	Deutsche Bank Securities Inc.
HSBC Securities (USA) Inc.	Wells Fargo Securities, LLC

Senior Co-Manager(s)	Banco Bilbao Vizcaya Argentaria, S.A.
BNP Paribas Securities Corp.	Credit Agricole Securities (USA) Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Mitsubishi UFJ Securities (USA), Inc.	Mizuho Securities USA Inc.
RBC Capital Markets, LLC	UBS Securities LLC
US Bancorp Investments, Inc.

Co-Manager	Blaylock Robert Van, LLC
The Williams Capital Group L.P.

(2) Names of Issuers: Kraft Foods Group

(3) Title of Securities: KFT 2.25 6/05/17

(4) Date of First Offering: 5/30/12

(5) Amount of Total Offering: $1,000,000,000

(6) Unit Price of Offering: $99.817

Comparable Securities
1) Hershey Company, C#427866AS7
2) Campbell Soup Company, C#134429AV1
3) General Mills, C#370334BB9

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.06%).

(8) Years of Issuer’s Operations: 109

(9) Trade Date: 5/30/12

(10) Portfolio Assets on Trade Date: $1,731,810,013.18

(11) Price Paid per Unit: $99.817

1

(12) Total Price Paid by Portfolio:

2,200,000 bonds @ $99.817 = $2,195,974.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

35,000,000 bonds @ $99.817 = $34,935,950

(14) % of Portfolio Assets Applied to Purchase

0.127%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

109 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	5/30/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Barclays Capital Inc.
Citigroup Global Markets Inc.	Goldman, Sachs & Co.
J.P. Morgan Securities LLC	RBS Securities Inc.
Credit Suisse Securities (USA) LLC	Deutsche Bank Securities Inc.
HSBC Securities (USA) Inc.	Wells Fargo Securities, LLC

Senior Co-Manager(s)	Banco Bilbao Vizcaya Argentaria, S.A.
BNP Paribas Securities Corp.	Credit Agricole Securities (USA) Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Mitsubishi UFJ Securities (USA), Inc.	Mizuho Securities USA Inc.
RBC Capital Markets, LLC	UBS Securities LLC
US Bancorp Investments, Inc.

Co-Manager	Blaylock Robert Van, LLC
The Williams Capital Group L.P.

(2) Names of Issuers: Kraft Foods Group

(3) Title of Securities: KFT 5 6/04/42

(4) Date of First Offering: 5/30/12

(5) Amount of Total Offering: $2,000,000,000

(6) Unit Price of Offering: $99.293

Comparable Securities
1) Sysco Corporation, C#871829AN7
2) General Mills, C#370334BJ2
3) ConAgra Foods, Inc. C#205887AX0

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.20%).

(8) Years of Issuer’s Operations: 109

(9) Trade Date: 5/30/12

(10) Portfolio Assets on Trade Date: $1,731,810,013.18

(11) Price Paid per Unit: $99.293

1

(12) Total Price Paid by Portfolio:

2,495,000 bonds @ $99.293 = $2,477,360.35

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

26,000,000 bonds @ $99.293 = $25,816,180

(14) % of Portfolio Assets Applied to Purchase

0.143%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

109 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	5/30/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Barclays Capital Inc.
Citigroup Global Markets Inc.	Goldman, Sachs & Co.
J.P. Morgan Securities LLC	RBS Securities Inc.
Credit Suisse Securities (USA) LLC	Deutsche Bank Securities Inc.
HSBC Securities (USA) Inc.	Wells Fargo Securities, LLC

Senior Co-Manager(s)	Banco Bilbao Vizcaya Argentaria, S.A.
BNP Paribas Securities Corp.	Credit Agricole Securities (USA) Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Mitsubishi UFJ Securities (USA), Inc.	Mizuho Securities USA Inc.
RBC Capital Markets, LLC	UBS Securities LLC
US Bancorp Investments, Inc.

Co-Manager	Blaylock Robert Van, LLC
The Williams Capital Group L.P.

(2) Names of Issuers: Kraft Foods Group

(3) Title of Securities: KFT 3.5 6/06/22

(4) Date of First Offering: 5/30/12

(5) Amount of Total Offering: $2,000,000,000

(6) Unit Price of Offering: $99.1

Comparable Securities
1) Campbell Soup Company, C#134429AW9
2) Hershey Company, C#427866AR9
3) H. J. Heinz, C#423074AP8

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.08%).

(8) Years of Issuer’s Operations: 109

(9) Trade Date: 5/30/12

(10) Portfolio Assets on Trade Date: $1,731,810,013.18

(11) Price Paid per Unit: $99.1

1

(12) Total Price Paid by Portfolio:

2,000,000 bonds @ $99.1 = $1,982,000.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

32,750,000 bonds @ $99.1 = $32,455,250

(14) % of Portfolio Assets Applied to Purchase

0.114%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

109 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	5/30/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Citigroup Global Markets Inc	JP Morgan
Wells Fargo	BMO Capital Markets
HSBC	Mitsubishi UFJ Securities
U.S. Bancorp

Co-Manager(s)	Barclays
Lloyds Securities	RBS.
UBS Investment Bank

(2) Names of Issuers: Liberty Mutual Group

(3) Title of Securities: LIBMUT 4.95% 5/01/22

(4) Date of First Offering: 5/01/12

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.689

Comparable Securities
1) MetLife, Inc., C#59156RAX6
2) Prudential Financial, Inc., C#74432QBT1
3) Lincoln National Corporation, C#534187BC2

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8) Years of Issuer’s Operations: 100

(9) Trade Date: 5/01//12

(10) Portfolio Assets on Trade Date: $1,771,656,816.08

(11) Price Paid per Unit: $99.689

(12) Total Price Paid by Portfolio:

1,105,000 bonds @ $99.689 = $1,101,563.45

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

17,000,000 bonds @ $99.689 = $16,947,130

(14) % of Portfolio Assets Applied to Purchase

0.062%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

100 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	5/1/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Citigroup Global Markets Inc	JP Morgan
Wells Fargo	BMO Capital Markets
HSBC	Mitsubishi UFJ Securities
U.S. Bancorp

Co-Manager(s)	Barclays
Lloyds Securities	RBS.
UBS Investment Bank

(2) Names of Issuers: Liberty Mutual Group

(3) Title of Securities: LIBMUT 6.5% 5/01/42, C#53079EAZ7

(4) Date of First Offering: 5/01/12

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.765

Comparable Securities
1) Aflac, C#001055AD4
2) Principal Financial Group, C#74251VAA0
3) Protective Life Corporation, C#743674AY9

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 100

(9) Trade Date: 5/01//12

(10) Portfolio Assets on Trade Date: $1,771,656,816.08

(11) Price Paid per Unit: $99.765

(12) Total Price Paid by Portfolio:

1,655,000 bonds @ $99.765 = $1,651,110.75

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

18,000,000 bonds @ $99.765 = $17,957,700

(14) % of Portfolio Assets Applied to Purchase

0.093%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

100 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	5/1/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Goldman Sachs & Co
Mitsubishi UFJ Securities	Morgan Stanley
Wells Fargo Securities

Co-Manager(s)	BNY Mellon Capital Markets, LLC
KeyBanc Capital Markets	RBC Capital Markets
Baird	SunTrust Robinson Humphrey
US Bancorp

(2) Names of Issuers: Progress Energy Carolinas, Inc.

(3) Title of Securities: PGN 4.1 5/15/42

(4) Date of First Offering: 5/15/12

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.504

Comparable Securities
1) San Diego Gas and Electric, C#797440BQ6
2) Florida Power and Light, C#341081FG7
3) PacificCorp, C#695114CN6

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 87

(9) Trade Date: 5/15/12

(10) Portfolio Assets on Trade Date: $1,762,800,818.12

(11) Price Paid per Unit: $99.504

(12) Total Price Paid by Portfolio:

1,540,000 bonds @ $99.504 = $1,532,361.60

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

15,000,000 bonds @ $99.504 = $14,925,600.00

1

(14) % of Portfolio Assets Applied to Purchase

0.087%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

87 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	5/15/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BNY Mellon Capital Markets, LLC
Mitsubishi UFJ Securities	SunTrust Robinson Humphrey
Wells Fargo Securities

Co-Manager	Fifth Third Securities, Inc.
Soctiabank	The Williams Capital Group, L.P.

(2) Names of Issuers: Tampa Electric

(3) Title of Securities: TE 4.1 06/15/42

(4) Date of First Offering: 5/31/12

(5) Amount of Total Offering: $300,000,000

(6) Unit Price of Offering: $99.724

Comparable Securities
1) Southern Cal Edison, C#842400FV0
2 Westar Energy, C#95709TAH3
3) Pacific Gas & Electric, C#694308GZ4

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 113

(9) Trade Date: 5/31/12

(10) Portfolio Assets on Trade Date: $1,734,526,915.07

(11) Price Paid per Unit: $99.724

(12) Total Price Paid by Portfolio:

1,000,000 bonds @ $99.724 = $997,240.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

13,000,000 bonds @ $99.724 = $12,964,120

(14) % of Portfolio Assets Applied to Purchase: 0.057%

1

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

113 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	5/31/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Deutsche Bank Securities	Goldman Sachs & Co.

Co-Manager(s)	Barclays Capital
Citigroup	Credit Suisse
Fifth Third Securities, Inc.	Huntington Investment Company
Mizuho Securities USA Inc.	Morgan Stanley
PNC Capital Markets LLC	SMBC Nikko
SunTrust Robinson Humphrey	UBS Securities LLC
US Bancorp Investments Inc	Wells Fargo Securities

(2) Names of Issuers: WellPoint, Inc.

(3) Title of Securities: WLP 3.125% 5/15/22

(4) Date of First Offering: 5/02/12

(5) Amount of Total Offering: $850,000,000

(6) Unit Price of Offering: $99.488

Comparable Securities
1) UnitedHealth Group Inc., #91324PBV3
2) Quest Diagnostic, Inc. C#74834LAS9
3) Cigna Corporation, C#125509BS7

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8) Years of Issuer’s Operations: 8

(9) Trade Date: 5/02/12

(10) Portfolio Assets on Trade Date: $1,774,574,885.17

(11) Price Paid per Unit: $99.488

(12) Total Price Paid by Portfolio:

4,600,000 bonds @ $99.488 = $4,576,448.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

45,000,000 bonds @ $99.488 = $44,769,600.00

(14) % of Portfolio Assets Applied to Purchase

0.258%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

8 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	5/2/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Deutsche Bank Securities	Goldman Sachs & Co.

Co-Manager(s)	Barclays Capital
Citigroup	Credit Suisse
Fifth Third Securities, Inc.	Huntington Investment Company
Mizuho Securities USA Inc.	Morgan Stanley
PNC Capital Markets LLC	SMBC Nikko
SunTrust Robinson Humphrey	UBS Securities LLC
US Bancorp Investments Inc	Wells Fargo Securities

(2) Names of Issuers: WellPoint, Inc.

(3) Title of Securities: WLP 4.625% 5/15/42

(4) Date of First Offering: 5/02/12

(5) Amount of Total Offering: $900,000,000

(6) Unit Price of Offering: $99.292

Comparable Securities
1) UnitedHealth Group Inc., #91324PBW1
2) Quest Diagnostic, Inc. C#74834LAQ3
3) Cigna Corporation, C#125509BT5

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 8

(9) Trade Date: 5/02/12

(10) Portfolio Assets on Trade Date: $1,774,574,885.17

(11) Price Paid per Unit: $99.292

(12) Total Price Paid by Portfolio:

2,045,000 bonds @ $99.292 = $2,030,521.40

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

25,000,000 bonds @ $99.292 = $24,823,000

(14) % of Portfolio Assets Applied to Purchase

0.114%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

8 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	5/2/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Barclays Capital Inc.
Citigroup Global Markets Inc.	Goldman, Sachs & Co.
J.P. Morgan Securities LLC	RBS Securities Inc.
Credit Suisse Securities (USA) LLC	Deutsche Bank Securities Inc.
HSBC Securities (USA) Inc.	Wells Fargo Securities, LLC

Senior Co-Manager(s)	Banco Bilbao Vizcaya Argentaria, S.A.
BNP Paribas Securities Corp.	Credit Agricole Securities (USA) Inc.
Merrill Lynch, Pierce, Fenner & Smith	Mitsubishi UFJ Securities (USA), Inc.
Mizuho Securities USA Inc.	RBC Capital Markets, LLC
UBS Securities LLC	US Bancorp Investments, Inc.

Co-Manager
Blaylock Robert Van, LLC
The Williams Capital Group L.P.

(2) Names of Issuers: Kraft Foods Group

(3) Title of Securities: KFT 1.625 6/04/15

(4) Date of First Offering: 5/30/12

(5) Amount of Total Offering: $1,000,000,000

(6) Unit Price of Offering: $99.741

Comparable Securities
1) Campbell Soup Company, C#134429AU3
2) Hershey Company, C#427866AS7
3) H. J. Heinz, C#423074AL7

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.05%).

(8) Years of Issuer’s Operations: 109

(9) Trade Date: 5/30/12

(10) Portfolio Assets on Trade Date: $1,731,810,013.18

(11) Price Paid per Unit: $99.741

1

(12) Total Price Paid by Portfolio:

1,500,000 bonds @ $99.741 = $1,496,115.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

30,000,000 bonds @ $99.741 = $29,922,300

(14) % of Portfolio Assets Applied to Purchase

0.086%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

109 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	5/30/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Barclays
Deutsche Bank Securities	J.P. Morgan
Morgan Stanley

Co-Manager(s)	Goldman, Sachs & Co.
RBS	Wells Fargo Securities

(2) Names of Issuers: AmeriCredit Financial Services, Inc.

(3) Title of Securities: AMCAR 2012-3 A3

(4) Date of First Offering: 06/19/12

(5) Amount of Total Offering: $203,846,000

(6) Unit Price of Offering: $99.9894

Comparable Securities
1) Discover Card Master Trust, C#254683AQ8
2) Discover Card Master Trust, C#254683AR6
3) American Express Credit Account Master Trust, C#02582JFX3

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8) Years of Issuer’s Operations: 20

(9) Trade Date: 6/19/12

(10) Portfolio Assets on Trade Date: $1,718,414,827.38

(11) Price Paid per Unit: $99.9894

(12) Total Price Paid by Portfolio:

2,991,000 bonds @ $99.9894 = $2,990,682.95

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

30,000,000 bonds @ $99.9894 = $29,996.820.00

1

(14) % of Portfolio Assets Applied to Purchase

0.174%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

20 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	6/19/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Goldman Sachs & Co
JP Morgan Securities	UBS Investment Bank/US

Co-Manager	Barclays Capital
CastleOak Securities LP	Ramirez & Co Inc
US Bancorp	Wells Fargo Securities LLC
Williams Capital Group LP

(2) Names of Issuers: American Express Credit Corporation

(3) Title of Securities: AXP 1.75 06/12/15

(4) Date of First Offering: 06/07/12

(5) Amount of Total Offering: $1,250,000,000

(6) Unit Price of Offering: $99.980

Comparable Securities
1) MBNA Corporation, C# 55263ECJ2
2) Wells Fargo, C# 94974BEZ9
3) Citigroup, C#172967FY2

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).

(8) Years of Issuer’s Operations: 162

(9) Trade Date: 6/07/12

(10) Portfolio Assets on Trade Date: $1,714,369,073.19

(11) Price Paid per Unit: $99.98

(12) Total Price Paid by Portfolio:

2,480,000 bonds @ $99.98 = $2,479,504.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

27,000,000 bonds @ $99.98 = $26,994,600

1

(14) % of Portfolio Assets Applied to Purchase

0.145%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

162 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	6/7/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Citigroup

Co-Manager	ABN Amro Bank
Banca IMI	Barclays Capital
Blaylock Robert Van, LLC	BNP Paribas
CastleOak Securities L.P.	Credit Suisse
Deutsche Bank	Drexel Hamilton LLC
Kota Global Securities	Lebenthal & Co., LLC
Lloyds Securities	Loop Capital Markets
Mischler Financial Group, Inc.	MR Beal & Company
Nomura	PNC Capital Markets LLV
RBC Capital Markets	TD Securities USA LLC
UBS Securities LLC	Wells Fargo Securities LLC
Williams Capital Group LP

(2) Names of Issuers: Citigroup, Inc.

(3) Title of Securities: C 4.5 01/14/22

(4) Date of First Offering: 06/29/12

(5) Amount of Total Offering: $750,000,000

(6) Unit Price of Offering: $102.751

Comparable Securities
1) UnionBanCal Corporation, C#908906AC4
2) Fifth Third Bancorp, C#316773CL2
3) Bank of America Corporation, C#06051GEM7

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8) Years of Issuer’s Operations: 14

(9) Trade Date: 6/29/12

(10) Portfolio Assets on Trade Date: $1,715,465,978.02

(11) Price Paid per Unit: $102.751

1

(12) Total Price Paid by Portfolio:

2,491,000 bonds @ $102.751 = $2,636,748.41

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

40,000,000 bonds @ $102.751 = $41,100,400

(14) % of Portfolio Assets Applied to Purchase

0.154%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

14 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	6/29/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Citigroup	Deutsche Bank Securities
J.P. Morgan	Morgan Stanley
RBS	UBS Investment Bank

Senior Co-Manager	Credit Suisse
Goldman, Sachs & Co.	Mizuho Securities
SMBC Nikko	Wells Fargo Securities

Co-Managers	BNP Paribas
BNY Mellon Capital Markets, LLC	Lloyds Securities
Loop Capital Markets	TD Securities
The Williams Capital Group, L.P.	US Bancorp

(2) Names of Issuers: CBS Corporation

(3) Title of Securities: CBS 1.95 07/01/17

(4) Date of First Offering: 06/11/12

(5) Amount of Total Offering: $400,000,000

(6) Unit Price of Offering: $98.858

Comparable Securities
1) Viacom, Inc., C# 92553PAG7
2) Scripps Networks Interactive, C#811065AA9
3) Discovery Communications, C#25470DAA7

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8) Years of Issuer’s Operations: 85 years

(9) Trade Date: 06/11/12

(10) Portfolio Assets on Trade Date: $1,717,012,487.80

(11) Price Paid per Unit: $98.858

1

(12) Total Price Paid by Portfolio:

995,000 bonds @ $98.858 = $983,637.10

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

14,000,000 bonds @ $98.858 = $13,840,120

(14) % of Portfolio Assets Applied to Purchase

0.057%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

85 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	6/11/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Citigroup	Deutsche Bank Securities
J.P. Morgan	Morgan Stanley
RBS	UBS Investment Bank

Senior Co-Manager	Credit Suisse
Goldman, Sachs & Co.	Mizuho Securities
SMBC Nikko	Wells Fargo Securities

Co-Managers	BNP Paribas
BNY Mellon Capital Markets, LLC	Lloyds Securities
Loop Capital Markets	TD Securities
The Williams Capital Group, L.P.	US Bancorp

(2) Names of Issuers: CBS Corporation

(3) Title of Securities: CBS 4.85 07/01/42

(4) Date of First Offering: 06/11/12

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $97.406

Comparable Securities
1) Viacom, Inc., C# 92553PAL6
2) Comcast, C#20030NBE0
3) Discovery Communications, C#25470DAG4

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 85 years

(9) Trade Date: 06/11/12

(10) Portfolio Assets on Trade Date: $1,717,012,487.80

(11) Price Paid per Unit: $97.406

1

(12) Total Price Paid by Portfolio:

3,475,000 bonds @ $97.406 = $3,384,858.50

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

35,000,000 bonds @ $97.406 = $34,092,100.00

(14) % of Portfolio Assets Applied to Purchase

0.197%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

85 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	6/11/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
BNP Paribas	Citigroup
Wells Fargo Securities

Co-Managers	Barclays
Credit Suisse	Deutsche Bank Securities
Goldman Sachs & Co	J.P. Morgan
Lloyds Securities	Mizuho Securities
Morgan Stanley	RBC Capital Markets
RBS	SMBC Nikko
SunTrust Robinson Humphrey	UBS Investment Bank
Allen & Company LLC	DNB Markets
Gleacher & Company	PNC Capital Markets LLC
Santander	TD Securities
US Bancorp

Jr. Co-Managers	Drexel Hamilton
Loop Capital Markets	MFR Securities, Inc.
Ramirez and Co., Inc.	Williams Capital Group L.P.

(2) Names of Issuers: Comcast Corporation

(3) Title of Securities: CMCSA 4.65 07/15/42

(4) Date of First Offering: 06/26/12

(5) Amount of Total Offering: $1,250,000,000

(6) Unit Price of Offering: $99.918

Comparable Securities
1) Viacom, Inc., C#92553PAL6
2) Discovery Communications, C#25470DAG4
3) Time Warner, Inc., C#887317AP0

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 49 years

(9) Trade Date: 06/26/12

1

(10) Portfolio Assets on Trade Date: $1,716,775,862.38

(11) Price Paid per Unit: $99.918

(12) Total Price Paid by Portfolio:

2,985,000 bonds @ $99.918 = $2,982,552.30

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

35,000,000 bonds @ $99.918 = $34,971,300

(14) % of Portfolio Assets Applied to Purchase

0.174%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

49 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	6/26/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Citigroup
Wells Fargo Securities

Senior Co-Managers	Barclays
J.P. Morgan	SunTrust Robinson Humphrey

Co-Managers	BB&T Capital Markets
Loop Capital Markets

(2) Names of Issuers: Markel Corporation

(3) Title of Securities: MKL 4.9 07/01/22

(4) Date of First Offering: 06/27/12

(5) Amount of Total Offering: $350,000,000

(6) Unit Price of Offering: $99.852

Comparable Securities
1) Alleghany Corporation, C# 017175AC4
2) W. R. Berkeley Corporation, C#084423AS1
3) Allied World Assurance, C#01959EAB4

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8) Years of Issuer’s Operations: 82 years

(9) Trade Date: 06/27/12

(10) Portfolio Assets on Trade Date: $1,717,335,783.26

(11) Price Paid per Unit: $99.852

(12) Total Price Paid by Portfolio:

1,495,000 bonds @ $99.852 = $1,492,787.40

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

15,000,000 bonds @ $99.852 = $14,977,800.00

1

(14) % of Portfolio Assets Applied to Purchase

0.087%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

82 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	6/27/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BNP Paribas
Citigroup	US Bancorp
Wells Fargo Securities

Senior Co-Manager	Mizuho Securities
PNC Capital Markets LLC	Scotiabank

Co-Managers	BNY Mellon Capital Markets, LLC
Fifth Third Securities, Inc.	Huntington Investment Company

(2) Names of Issuers: NiSource

(3) Title of Securities: NI 5.25 02/15/43

(4) Date of First Offering: 06/11/12

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.864

Comparable Securities
1) Westar Energy, Inc., C#95709TAH3
2) Southern Cal Edison, C#842400FP3
3) Nevada Power, C#641423BZ0

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 100 years

(9) Trade Date: 06/11/12

(10) Portfolio Assets on Trade Date: $1,717,012,487.80

(11) Price Paid per Unit: $99.864

(12) Total Price Paid by Portfolio:

1,190,000 bonds @ $99.864 = $1,188,381.60

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

12,000,000 bonds @ $99.864 = $11,983,680.00

(14) % of Portfolio Assets Applied to Purchase

0.069%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

100 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	6/11/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Barclays	Citigroup
J.P. Morgan Securities	Wells Fargo Securities LLC

Co-Manager	Banca IMI
BNY Mellon Capital Markets, LLC	HSBC
Mitsubishi UFJ Securities	Mizuho Securities
Morgan Stanley	PNC Capital Markets LLC
Scotiabank	SMBC Nikko
Societe Generale	Standard Chartered Bank
UBS Investment Bank	US Bancorp

(2) Names of Issuers: Occidental Petroleum Corporation

(3) Title of Securities: OXY 2.7 02/15/23

(4) Date of First Offering: 06/19/12

(5) Amount of Total Offering: $1,250,000,000

(6) Unit Price of Offering: $99.739

Comparable Securities
1) Apache Corporation, C#037411AX3
2) Devon Energy Corporation, C#25179MAP8
3) Encana Corporation, C#292505AJ3

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8) Years of Issuer’s Operations: 92 years

(9) Trade Date: 06/19/12

(10) Portfolio Assets on Trade Date: $1,718,414,827.38

(11) Price Paid per Unit: $99.739

(12) Total Price Paid by Portfolio:

3,590,000 bonds @ $99.739 = $3,580,630.10

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

40,000,000 bonds @ $99.739 = $39,895,600

(14) % of Portfolio Assets Applied to Purchase

0.208%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

92 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	6/19/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
J.P. Morgan	Wells Fargo Securities

Senior Co-Managers	Barclays
RBS	Scotiabank

Co-Managers	CIBC
Keybank Capital Markets	Mitsubishi UFJ Securities
SunTrust Robinson Humphrey	US Bancorp

(2) Names of Issuers: Puget Energy, Inc.

(3) Title of Securities: PSD 5.625 07/15/22 144A

(4) Date of First Offering: 06/12/12

(5) Amount of Total Offering: $450,000,000

(6) Unit Price of Offering: $99.993

Comparable Securities
1) CMS Energy Corporation, C#125896BK5
2) NV Energy, C#67073YAA4
3) Public Service of Oklahoma, C#74453BL3

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.00%).

(8) Years of Issuer’s Operations: 139 years

(9) Trade Date: 06/12/12

(10) Portfolio Assets on Trade Date: $1,713,870,107.21

(11) Price Paid per Unit: $99.993

(12) Total Price Paid by Portfolio:

2,765,000 bonds @ $99.993 = $2,764,806.45

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

18,000,000 bonds @ $99.993 = $17,998,740.00

(14) % of Portfolio Assets Applied to Purchase

0.161%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

139 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	6/12/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Barclays	J.P. Morgan
Morgan Stanley	Rabo Securities
RBC Capital Markets

Co-Manager	Goldman Sachs & Co.
HSBC	SunTrust Robinson Humphrey
US Bancorp Investments Inc	Wells Fargo Securities

(2) Names of Issuers: Tyson Foods, Inc.

(3) Title of Securities: TSN 4.5 06/15/22

(4) Date of First Offering: 06/06/12

(5) Amount of Total Offering: $1,000,000,000

(6) Unit Price of Offering: $99.458

Comparable Securities
1) Hormel Foods Corporation, C#440452AE0
2) Smithfield Foods, Inc. C#832248AQ1
3) Pepsico, C#713448BR8

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8) Years of Issuer’s Operations: 77

(9) Trade Date: 6/06/12

(10) Portfolio Assets on Trade Date: $1,713,614,046.01

(11) Price Paid per Unit: $99.458

(12) Total Price Paid by Portfolio:

2,480,000 bonds @ $99.458 = $2,466,558.40

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

30,000,000 bonds @ $99.458 = $29,837,400

1

(14) % of Portfolio Assets Applied to Purchase

0.144%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

77 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	6/6/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Barclays	BNP Paribas
Citigroup	Goldman, Sachs & Co.
J. P. Morgan	Morgan Stanley
RBS	Santander
Wells Fargo Securities

Co-Manager	BNY Mellon Capital Markets, LLC
Credit Agricole CIB	Credit Suisse
Deutsche Bank Securities	Lloyds Securities
Mitsubishi UFJ Securities	Mizuho Securities
Ramirez & Co., Inc.	Scotiabank
SMBC Nikko	The Williams Capital Group, L.P.
UBS Investment Bank

(2) Names of Issuers: Time Warner

(3) Title of Securities: TWX 3.4 6/15/22

(4) Date of First Offering: 06/08/12

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $99.857

Comparable Securities
1) Viacom, Inc., C# 92553PAM4
2) Thomas Reuters, C#884903BKO
3) Omnicom Group, C#681919AZ9

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8) Years of Issuer’s Operations: 23 years

(9) Trade Date: 06/08/12

(10) Portfolio Assets on Trade Date: $1,714,665,311.10

(11) Price Paid per Unit: $99.857

1

(12) Total Price Paid by Portfolio:

1,190,000 bonds @ $99.857 = $1,188,298.30

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

19,000,000 bonds @ $99.857 = $18,972,830

(14) % of Portfolio Assets Applied to Purchase

0.069%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

23 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	6/8/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Barclays	BNP Paribas
Citigroup	Goldman, Sachs & Co.
J. P. Morgan	Morgan Stanley
RBS	Santander
Wells Fargo Securities

Co-Manager	BNY Mellon Capital Markets, LLC
Credit Agricole CIB	Credit Suisse
Deutsche Bank Securities	Lloyds Securities
Mitsubishi UFJ Securities	Mizuho Securities
Ramirez & Co., Inc.	Scotiabank
SMBC Nikko	The Williams Capital Group, L.P.
UBS Investment Bank

(2) Names of Issuers: Time Warner

(3) Title of Securities: TWX 4.9 06/15/42

(4) Date of First Offering: 06/08/12

(5) Amount of Total Offering: $500,000,000

(6) Unit Price of Offering: $98.929

Comparable Securities
1) Viacom, Inc., C# 92553PAL6
2) Discovery Communications, C# 25470DAG4
3) Comcast Corporation, C# 20030NBB6

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8) Years of Issuer’s Operations: 23 years

(9) Trade Date: 06/08/12

(10) Portfolio Assets on Trade Date: $1,714,665,311.10

(11) Price Paid per Unit: $98.929

1

(12) Total Price Paid by Portfolio:

995,000 bonds @ $98.929 = $984,343.55

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

15,000,000 bonds @ $98.929 = $14,839,350

(14) % of Portfolio Assets Applied to Purchase

0.057%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

23 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	6/8/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Barclays	Citigroup
Credit Suisse	Deutsche Bank Securities
Goldman ,Sachs & Co	J.P. Morgan
Morgan Stanley

(2) Names of Issuers: The ADT Corporation

(3) Title of Securities: TYC 3.5 07/15/22

(4) Date of First Offering: 06/27/12

(5) Amount of Total Offering: $1,000,000,000

(6) Unit Price of Offering: $99.764

Comparable Securities
1) Comcast Corporation, C#20030NBD2
2) AT&T, C#00206RBD3
3) Verizon Communications, C#92343VBC7

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0. 625%).

(8) Years of Issuer’s Operations: 52

(9) Trade Date: 6/27/12

(10) Portfolio Assets on Trade Date: $1,717,335,783.26

(11) Price Paid per Unit: $99.764

(12) Total Price Paid by Portfolio:

2,490,000 bonds @ $99.764 = $2,484,123.60

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

45,000,000 bonds @ $99.764 = $44,893,800

(14) % of Portfolio Assets Applied to Purchase

0.145%

1

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

52 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	6/27/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Mitsubishi UFJ Securities	RBS
Societe Generale Corporation

Co-Managers-Books	Barclays Capital Inc
BNP Paribas	Credit Agricole Securities
ING Financial Markets	Mizuho Securities
Santander Investment Securities	UBS Securities
Wells Fargo Securities

(2) Names of Issuers: Experian Finance PLC

(3) Title of Securities: EXPNLN 2.375 06/15/17 144A

(4) Date of First Offering: 06/26/12

(5) Amount of Total Offering: $600,000,000

(6) Unit Price of Offering: $99.551

Comparable Securities
1) Diageo Capital PLC C#25243YAR0
2) Royal Bank of Scotland C#78010XAG6
3) Abbey National Treasury Service C#002799AJ3

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8) Years of Issuer’s Operations: 32 years

(9) Trade Date: 06/26/12

(10) Portfolio Assets on Trade Date: $1,716,775,862.38

(11) Price Paid per Unit: $99.551

(12) Total Price Paid by Portfolio:

3,185,000 bonds @ $99.551 = $3,170,699.35

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

34,000,000 bonds @ $99.551 = $33,847,340

(14) % of Portfolio Assets Applied to Purchase

0.165%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17) Years of Continuous Operation (unless municipal security, see below)

32 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	6/26/2012

Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2